Exhibit 99.1

The Staubach Company – West, Inc.

Financial Statements

Years Ended December 31, 2003 and 2002

The Staubach Company – West, Inc.

Independent Auditors’ Report

The Board of Directors

The Staubach Company – West, Inc.

Newport Beach, California

We have audited the accompanying balance sheets of The Staubach Company – West, Inc. (the “Company”) as of December 31, 2003 and 2002 and the related statements of income, stockholder’s deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Staubach Company – West, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

Dallas, Texas

June 30, 2004

The Staubach Company - West, Inc.

Balance Sheets

	March 31, 2004	December 31,
		2003	2002
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$102,372	$362,688	$1,072,135
Accounts receivable	2,173,767	2,551,116	884,917
Related party receivables	25,010	15,534	295,909
Deferred expenses	182,544	128,420	128,110
Prepaid expenses	—	—	51,663

Total current assets	2,483,693	3,057,758	2,432,734

Property, plant and equipment, at cost:
Computer equipment and software	239,377	367,347	344,860
Automobiles and trucks	58,386	58,386	81,176
Furniture and fixtures	420,128	447,105	404,470
Leasehold improvements	—	41,122	33,929

	717,891	913,960	864,435
Less - accumulated depreciation	(423,489)	(503,673)	(341,452)

	294,402	410,287	522,983
Non-current assets
Other assets	90,810	90,810	73,468

	$2,868,905	$3,558,855	$3,029,185

The Staubach Company - West, Inc.

Balance Sheets

	March 31, 2004	December 31,
		2003	2002
	(Unaudited)
Liabilities and Stockholder’s Deficit
Current liabilities
Line of credit	$500,000	$—	$655,000
Accounts payable	802,621	978,009	1,222,078
Accrued expenses	1,497,424	2,658,949	1,258,407
Current portion of long-term debt and capital lease obligations	584,715	132,234	217,136

Total current liabilities	3,384,760	3,769,192	3,352,621

Long-term debt and capital lease obligations, net of current portion	27,643	34,324	177,487

Stockholder’s deficit:
Common stock, $1.00 par value 250 shares, authorized issued and outstanding	250	250	250
Additional paid-in capital	1,850,739	1,850,739	1,850,739
Accumulated deficit	(2,394,487)	(2,095,650)	(2,351,912)

	(543,498)	(244,661)	(500,923)

	$2,868,905	$3,558,855	$3,029,185

See accompanying notes to financial statements.

The Staubach Company - West, Inc.

Statements of Income

	Three Months Ended March 31,		Years Ended December 31,
	2004	2003	2003	2002
	(Unaudited)	(Unaudited)
Net Revenues	$2,368,651	$2,988,850	$14,436,202	$11,629,143
Cost of Revenues	1,373,870	1,620,381	8,710,136	7,235,779
License Fees	62,398	344,986	1,671,041	1,330,757

Gross Profit	932,383	1,023,483	4,055,025	3,062,607
Selling, General and Administrative Expenses	960,434	571,602	2,970,945	2,791,729

Income (Loss) from Operations	(28,051)	451,881	1,084,080	270,878
Other Income (Expense):
Interest expense, net	(8,025)	(12,357)	(35,080)	(45,384)
Gain (loss) on disposal	1,372,239	—	(16,296)	(87,920)

	1,364,214	(12,357)	(51,376)	(133,304)

Income before Provision for Franchise Tax	1,336,163	439,524	1,032,704	137,574
Provision for Franchise Tax	—	—	24,000	2,100

Net Income	$1,336,163	$439,524	$1,008,704	$135,474

See accompanying notes to financial statements.

The Staubauch Company - West, Inc.

Statement of Stockholder’s Equity (Deficit)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholder’s Equity (Deficit)
	Shares	Amount
Balance, December 31, 2001	250	$250	$1,850,739	$(2,340,667)	$(489,678)
Net income	—	—	—	135,474	135,474
Dividends paid	—	—	—	(146,719)	(146,719)

Balance, December 31, 2002	250	250	1,850,739	(2,351,912)	(500,923)
Net income	—	—	—	1,008,704	1,008,704
Dividends paid	—	—	—	(752,442)	(752,442)

Balance, December 31, 2003	250	250	1,850,739	(2,095,650)	(244,661)
Net income (unaudited)	—	—	—	1,336,163	1,336,163
Dividends paid (unaudited)	—	—	—	(1,635,000)	(1,635,000)

Balance, March 31, 2004 (unaudited)	250	$250	$1,850,739	$(2,394,487)	$(543,498)

See accompanying notes to financial statements.

The Staubauch Company - West, Inc.

Statements of Cash Flows

	Three Months Ended March 31,		Years Ended December 31,
	2004	2003	2003	2002
	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities:
Net income	$1,336,163	$439,524	$1,008,704	$135,474
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	39,544	34,084	167,102	137,311
(Gain) loss on disposal of property	(1,372,239)	—	16,296	87,920
Changes in assets and liabilities:
Accounts receivable	377,349	(525,031)	(1,666,199)	30,591
Related party receivables	(9,476)	(20,397)	280,375	(116,419)
Deferred expenses	(54,124)	(44,881)	(310)	28,961
Prepaid expenses	—	—	51,663	(45,959)
Other assets	—	3,723	(17,342)	(42,880)
Accounts payable	(175,388)	131,391	(244,069)	478,960
Accrued expenses	(1,161,525)	(371,128)	1,400,542	(300,279)

Net cash provided by (used in) operating activities	(1,019,696)	(352,715)	996,762	393,680

Cash Flows from Investing Activities:
Cash payments for the purchase of property	(59,703)	(18,704)	(88,252)	(279,176)
Cash proceeds from the sale of assets, net	1,508,283	—	60,000	10,000

Net cash used in investing activities	1,448,580	(18,704)	(28,252)	(269,176)

Cash Flows from Financing Activities:
Borrowings from line of credit	500,000	—	—	1,010,000
Payments on line of credit	—	—	(655,000)	(706,982)
Dividends to stockholder	(1,635,000)	(85,000)	(752,442)	(146,719)
Increase in long-term debt	500,000	—	—	—

The Staubauch Company - West, Inc.

Statements of Cash Flows

	Three Months Ended March 31,		Years Ended December 31,
	2004	2003	2003	2002
	(Unaudited)	(Unaudited)
Payments on capital leases	(9,572)	(8,950)	(37,733)	(74,290)
Payments on long-term debt	(44,628)	(44,764)	(232,782)	(185,615)

Net cash (used in) provided by financing activities	(689,200)	(138,714)	(1,677,957)	(103,606)

Net increase (decrease) in cash and cash equivalents	(260,316)	(510,133)	(709,447)	20,898
Cash and Cash Equivalents, beginning of period	362,688	1,072,135	1,072,135	1,051,237

Cash and Cash Equivalents, end of period	$102,372	$562,002	$362,688	$1,072,135

Supplemental Cash Flow Information:
Cash paid during the period for:
Interest	$8,025	$10,150	$35,080	$45,384
Franchise tax	$—	$—	$24,000	$—
Non-cash activity:
Assets under capital lease	$—	$—	$—	$52,002
Purchase of automobile	$—	$—	$42,450	$71,176

See accompanying notes to financial statements.

The Staubach Company - West, Inc.

Notes to Financial Statements

(the three months ended March 31, 2004 and 2003 are unaudited)

1. Summary of Significant Accounting Policies

Company Formation and Operations - The Staubach Company –West, Inc. (the “Company”) was incorporated under the laws of California in July 1993 as a C-corporation. Subsequently, S-corporation status was granted. The Company operates a tenant representation services business. These services include a range of consulting services for commercial and industrial users of real estate, including facility and site acquisition and disposition, lease management, design, construction and development consulting, move coordination, and strategic real estate advisory services (collectively, “Tenant Representation Services”).

From July 1993 to February 2004, the Company operated as a licensee of The Staubach Company, a national real estate services firm (“TSC”). In February 2004, TSC terminated the license agreement with the Company. See Notes 4 and 7.

From July 1993 to February 2004, the Company owned and operated an office in San Diego, California (the “San Diego Office”), which was sold in February 2004. See Note 7.

Revenue Recognition - Revenue is recognized when the tenant lease contract is signed by all appropriate parties and as the following consulting services are provided; facility and site acquisition and disposition, lease management, design, construction and development consulting, move coordination and strategic real estate advisory services.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of temporary cash investments. The Company maintains balances in excess of the $100,000 federally insured limit. However, it restricts temporary cash investments to financial institutions with a high credit standing.

The Company grants credit to customers of various sizes throughout the United States. The majority of the Company’s sales are within California.

The Staubach Company - West, Inc.

Notes to Financial Statements

(the three months ended March 31, 2004 and 2003 are unaudited)

For the years ended December 31, 2003 and 2002, the Company derived revenues in excess of ten percent from one customer totaling approximately $2,606,000 and $1,529,000, respectively. Total receivables outstanding at December 31, 2003 and 2002 related to this customer totaled approximately $314,000 and $42,000, respectively.

For the three months ended March 31, 2004 and 2003, the Company derived revenues in excess of ten percent from one and two customer(s), respectively totaling approximately $753,000 and $1,172,000, respectively. Total receivables outstanding at March 31, 2004 related to this customer totaled approximately $1,011,000.

Deferred Expenses - The Company defers direct costs associated with its tenant representation services until such time a lease is signed between the tenant and landlord. Upon execution of a signed lease, the Company expenses 50 percent of these direct costs associated with the transaction, with the balance being paid by the individual broker through a reduction in the commission earned. The Company regularly reviews these direct costs and expenses such costs related to canceled or unlikely to be completed transactions.

Allowance for Doubtful Accounts - The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable. If the financial condition of the Company’s clients were to deteriorate, resulting in an impairment of their ability to make payments an increase in the allowance might be required.

Property Plant and Equipment - The Company provides for depreciation based on the estimated useful lives of depreciable assets using the straight-line method for financial reporting purposes and primarily accelerated methods for tax purposes. Estimated useful lives are as follows:

Computer equipment and software	3-5 years
Automobiles and trucks	3 years
Furniture and fixtures	5-7 years
Leasehold improvements	Life of lease

Depreciation expense was $167,102 and $137,311 for the years ended December 31, 2003 and 2002, respectively. Depreciation expense was $39,544 and $34,084 for the three months ended March 31, 2004 and 2003, respectively.

The Staubach Company - West, Inc.

Notes to Financial Statements

(the three months ended March 31, 2004 and 2003 are unaudited)

Advertising Costs - Advertising costs are expensed as incurred. Advertising expense totaled $175,596 and $205,455 for the years ended December 31, 2003 and 2002, respectively. Advertising expense totaled $39,744 and $22,481 for the three months ended March 31, 2004 and 2003, respectively.

Income Taxes - The Company is an S Corporation under the Internal Revenue Code and in accordance with California conformity legislation. As an S Corporation, the Company’s taxable income flows to the stockholder’s individual federal and state income tax returns. The financial statements reflect the State of California’s 1.5 percent S Corporation franchise tax on taxable income. Taxable income is based on financial statement income adjusted for certain differences in income and expense recognition for income tax reporting purposes versus financial reporting purposes. Currently there are no significant differences between the Company’s net income and its taxable income.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Statement of Cash Flows - For purposes of the Statement of Cash Flows, the Company considers all highly liquid investment instruments with an original maturity of three months or less to be cash equivalents.

2. Line of Credit	The Company maintains an $800,000 line of credit with Northern Trust Bank. The bank maintains a security interest in substantially all of the Company’s assets as collateral on the line. Interest accrues at the prime rate plus 0.25% (4.25% at December 31, 2003). The line of credit provides for borrowings equal to 60% of

The Staubach Company - West, Inc.

Notes to Financial Statements

(the three months ended March 31, 2004 and 2003 are unaudited)

defined accounts receivable and is personally guaranteed by the Company’s sole stockholder. Borrowings on the line of credit are evidenced as a note payable and classified as current.
3. Long-Term Debt and Capital Lease Obligations	Long-term debt and capital lease obligations consisted of the following:

	March 31, 2004	December 31,
		2003	2002
	(Unaudited)
Note payable to Northern Trust Bank is due July 2004, with interest at the prime plus 0.50%, (4.50% at December 31, 2003). Principal payments of $13,889 and interest are due monthly. The note is secured by substantially all of the assets of the Company and is guaranteed personally by the sole stockholder	$41,667$	83,333	$250,000
6.75% automobile installment note, with principal and interest payments of $1,400 due monthly through August 2007 and secured by the vehicle itself	—	—	66,115
4.5% note payable to Company’s stockholder, interest calculated monthly, principal and unpaid interest due August 2004	500,000	—	—
Automobile installment note, with principal only payments of $987 due monthly through July 2007 and secured by the vehicle itself	39,488	42,450	—
Capital lease obligations with interest rates ranging from 10.5% to 16.5%, secured by office equipment, maturing through 2005	31,203	40,775	78,508

	612,358	166,558	394,623
Less current portion	(584,715)	(132,234)	(217,136)

Long-term portion	$27,643	$34,324	$177,487

The Staubach Company - West, Inc.

Notes to Financial Statements

(the three months ended March 31, 2004 and 2003 are unaudited)

Future principal payments on long-term debt and capital lease obligations at December 31, 2003 are as follows:

2004	$132,234
2005	15,566
2006	11,846
2007	6,912

$166,558

The Staubach Company - West, Inc.

4. Commitments	The Company conducts its operations from leased facilities. The Company also leases office furniture and equipment to be used in its daily operations. The following is a schedule of future minimum rentals under capital and non-cancelable operating leases as of December 31, 2003:

	Operating Leases	Capital Leases
2004	$517,264	$40,274
2005	535,765	3,809
2006	554,212	—
2007	574,065	—
2008	594,892	—
Thereafter	1,069,754	—
	$3,845,952	44,083
Less amount representing interest		3,308
Net present value of future minimum lease payments		$40,775

For the years ended December 31, 2003 and 2002, rent expense totaled approximately, $735,000 and $814,000, respectively. For the three months ended March 31, 2004 and 2003, rent expense totaled approximately $159,000 and $123,000, respectively.

Effective July 1993, the Company entered into a License and Administration Services Agreement (the “Agreement”) with TSC. Pursuant to the Agreement, the Company has the exclusive right to provide Tenant Representation Services and to utilize certain trade names, trademarks and servicemarks and to conduct its business under an established business format and model. The monthly fee for these entitlements is 12% of gross revenues. In addition, the Company is subject to certain financial covenants. Failure to meet these covenants can be grounds to terminate the Agreement. Otherwise, either party can voluntarily terminate the Agreement with 90 days notice. As discussed in Note 7, the Agreement was terminated by TSC without cause effective February 2004.

5. Related-Party Transactions

At December 31, 2003 and 2002, the Company was owed approximately $11,000 and $239,000, respectively, related to advances by the Company to support the operations of the Los Angeles office of TSC. At December 31, 2002, the Los Angeles office was 51% owned by the Company’s stockholder. During May 2003, the Company’s stockholder sold his interest in the Los Angeles office.

At December 31, 2003 and 2002, the Company owes approximately $203,000 and $93,000 to other offices of TSC for commissions received for transactions in their territories.

At March 31, 2004, the Company was obligated under a 4.5% promissory note to its stockholder totaling $500,000 (see Note 3).

6. Employee Benefit Plan	The Company has a 401(k) plan for qualified employees. There were no matching contributions or other contributions made by the Company to the plan.
7. Subsequent Events

From July 1993 to February 2004, the Company operated as a licensee of TSC. Effective February 2004, TSC terminated the license agreement with the Company without cause. As a result, after February 2004, the Company no longer incurred license fees to TSC.

From July 1993 to February 2004, the Company owned and operated the San Diego Office, which was sold in February 2004 for $1,600,000. The Company did not enter into any non-compete agreements in the sale of the San Diego office and thus plans to service contacts in the San Diego area, either directly or through CRESA Partners LLC (see below), which has a San Diego operation. For this reason, the Company does not feel the sale of the San Diego office should be accounted for as discontinued operations. However, because the Company is not able to predict the amount of revenues that will continue to be generated out of the San Diego market, it has provided the following summary of historical operations:

	Three Months Ended March 31, 2004	Year Ended December 31,
		2003	2002
	(Unaudited)

Revenues	$89,040	$2,977,166	$2,478,454
Gross profit	$10,987	$993,594	$727,298
Income (loss) from operations	$(58,045)	$292,556	$204,182

	March 31, 2004	December 31,
		2003	2002
	(Unaudited)
Total assets	$—	$397,080	$544,768

Total liabilities	$—	$290,914	$401,388

In March 2004, the Company entered into a license agreement with CRESA Partners LLC, a national real estate services firm. Accordingly, in March 2004, the Company changed its name to CRESA Partners of Orange County, Inc.

During May 2004, all of the Company’s issued and outstanding stock was acquired by ASDS of Orange County, Inc., a wholly owned special purpose subsidiary of Ascendant Solutions, Inc. In connection with this acquisition and concurrent recapitalization, the Company changed its name to CRESA Partners of Orange County, LP in May 2004.